                                                                    EXHIBIT 99.3

               CONSENT TO BE NAMED IN THE REGISTRATION STATEMENT

To: Inland Steel Industries, Inc.

     The undersigned hereby consents to be named as a Director in the Registration Statement on Form S-4 (the "Registration Statement") relating to the merger of Ryerson Tull, Inc. with and into RT Merger Sub, Inc., a wholly owned subsidiary of Inland Steel Industries, Inc. (the "Company"), as filed by the Company and to the statements in such Registration Statement concerning the undersigned's intended nomination to the Board of Directors of the Company.


                                  Dated: January 25, 1999



                                  By: /s/ Jameson A. Baxter
                                      -------------------------------
                                          Jameson A. Baxter

               CONSENT TO BE NAMED IN THE REGISTRATION STATEMENT

To: Inland Steel Industries, Inc.

     The undersigned hereby consents to be named as a Director in the Registration Statement on Form S-4 (the "Registration Statement") relating to the merger of Ryerson Tull, Inc. with and into RT Merger Sub, Inc., a wholly owned subsidiary of Inland Steel Industries, Inc. (the "Company"), as filed by the Company and to the statements in such Registration Statement concerning the undersigned's intended nomination to the Board of Directors of the Company.


                              Dated: November 14, 1998


                              By:  /s/ Richard G. Cline
                                  -----------------------------------------
                                       Richard G. Cline

               CONSENT TO BE NAMED IN THE REGISTRATION STATEMENT

To: Inland Steel Industries, Inc.

     The undersigned hereby consents to be named as a Director in the Registration Statement on Form S-4 (the "Registration Statement") relating to the merger of Ryerson Tull, Inc. with and into RT Merger Sub, Inc., a wholly owned subsidiary of Inland Steel Industries, Inc. (the "Company"), as filed by the Company and to the statements in such Registration Statement concerning the undersigned's intended nomination to the Board of Directors of the Company.


                              Dated: November 12, 1998


                              By: /s/  Neil S. Novich
                                 ------------------------------------------
                                       Neil S. Novich

               CONSENT TO BE NAMED IN THE REGISTRATION STATEMENT

To: Inland Steel Industries, Inc.

     The undersigned hereby consents to be named as a Director in the Registration Statement on Form S-4 (the "Registration Statement") relating to the merger of Ryerson Tull, Inc. with and into RT Merger Sub, Inc., a wholly owned subsidiary of Inland Steel Industries, Inc. (the "Company"), as filed by the Company and to the statements in such Registration Statement concerning the undersigned's intended nomination to the Board of Directors of the Company.


                              Dated: November 12, 1998


                              By:  /s/  Jerry K. Pearlman
                                  ----------------------------------------
                                        Jerry K. Pearlman

               CONSENT TO BE NAMED IN THE REGISTRATION STATEMENT

To: Inland Steel Industries, Inc.

     The undersigned hereby consents to be named as a Director in the Registration Statement on Form S-4 (the "Registration Statement") relating to the merger of Ryerson Tull, Inc. with and into RT Merger Sub, Inc., a wholly owned subsidiary of Inland Steel Industries, Inc. (the "Company"), as filed by the Company and to the statements in such Registration Statement concerning the undersigned's intended nomination to the Board of Directors of the Company.


                              Dated: November 16, 1998


                              By: /s/ Donald S. Perkins
                                 ---------------------------------------
                                      Donald S. Perkins

               CONSENT TO BE NAMED IN THE REGISTRATION STATEMENT

To: Inland Steel Industries, Inc.

     The undersigned hereby consents to be named as a Director in the Registration Statement on Form S-4 (the "Registration Statement") relating to the merger of Ryerson Tull, Inc. with and into RT Merger Sub, Inc., a wholly owned subsidiary of Inland Steel Industries, Inc. (the "Company"), as filed by the Company and to the statements in such Registration Statement concerning the undersigned's intended nomination to the Board of Directors of the Company.


                              Dated: November 12, 1998


                              By: /s/ Ronald L. Thompson
                                 -----------------------------------
                                      Ronald L. Thompson